UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2023

LEXAGENE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-56456	None
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(I.R.S. Employer Identification No.)

500 Cummings Center, Suite 4550, Beverly Massachusetts		01915
(Address of principal executive offices)		(Zip Code)

(800) 215-1824

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

SECTION 7.01 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On February 8, 2023, the Company issued a news release providing an update on the Company’s efforts to have the MiQLab System adopted for routine testing during the manufacturing of biologics. A copy of the news release is furnished as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)
99.1	Press Release dated February 8, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXAGENE HOLDINGS INC.

Date: February 8, 2023	By:	/s/ Jeffrey Mitchell
Name: Jeffrey Mitchell
Title: Chief Financial Officer

Exhibit Index

99.1	Press Release, dated February 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)